UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  August 17, 2005
                                                           -----------------





                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               1-9389                     13-3314599
----------------              ------------------------          --------------
(State or other               (Commission file number)          (IRS employer
jurisdiction of                                                 identification
incorporation)                                                  no.)


       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                         19422
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     The arrangements  discussed under Item 5.02 are incorporated into this Item
1.01 by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On August 17, 2005, C&D Technologies, Inc. ("C&D") announced the resignation of Stephen E. Markert, Jr., Vice President, Finance and Chief Financial Officer. Mr. Markert's resignation will take effect following a transition period ending no earlier than October 14, 2005 and no later than December 10, 2005. Assuming the satisfactory completion of certain assigned duties during the transition period, Mr. Markert will be paid the sum of $100,000, net of standard deductions, and up to $10,000 for pre-approved outplacement services, in addition to his regular salary payments during the transition period, and a severance payment equal to one year of his salary and certain vested benefits, as provided for by the terms of Mr. Markert's executive employment agreement dated March 31, 2000. Upon termination of his employment, Mr. Markert will be bound by certain non-competition and non-solicitation obligations and will be required to execute a release.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed herewith:

     Exhibit No.                          Description

        99.1                Press release issued by C&D Technologies, Inc.
                            (the "Company") dated August 17, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:  August 17, 2005           By: /s/ Linda R. Hansen
                                         ---------------------------------------
                                         Linda R. Hansen, Vice President,
                                         General Counsel and Corporate Secretary

                                  EXHIBIT INDEX

Exhibit
Number                    Description

99.1                Press release dated August 17, 2005, issued by the Company.